UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2005

Cal Dive International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-22739 (Commission File Number)	95-3409686 (IRS Employer Identification No.)

400 N. Sam Houston Parkway E., Suite 400 Houston, Texas (Address of principal executive offices)	77060 (Zip Code)

281-618-0400
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 13, 2005, Cal Dive International, Inc. issued a press release entitled “Cal Dive Acquires Mature Property Package”. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company is currently assessing whether this acquisition involves a significant amount of assets (as defined in Item 2.01 of Form 8-K) such that the Company would be required to furnish separate audited financial statements for the business acquired. If required, the financial statements will be provided with a subsequent Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Number	Description
99.1	Press Release of Cal Dive International, Inc. dated June 13, 2005.

Cal Dive International, Inc.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Date: June 13, 2005

Cal Dive International, Inc.
By:	/S/ A. WADE PURSELL
A. Wade Pursell
Senior Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of Cal Dive International, Inc. dated June 13, 2005.